Exhibit 99.3

TYCO ELECTRONICS LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended September 24, 2010

(UNAUDITED)

		Adjustments
		Acquisition	Restructuring
		and Integration	and Other	Adjusted
	U.S. GAAP	Costs	Charges, Net	(Non-GAAP) (1)
	(in millions)
Operating Income:
Transportation Connectivity	$108	$—	$51	$159
Communications and Industrial Solutions	200	—	2	202
Network Solutions	74	8	3	85
Total	$382	$8	$56	$446

(1) See description of non-GAAP measures contained in this Form 8-K.

TYCO ELECTRONICS LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended June 25, 2010

(UNAUDITED)

		Adjustments
		Restructuring
		and Other	Other Items,	Adjusted
	U.S. GAAP	Charges, Net	Net (1)	(Non-GAAP) (2)
	(in millions)
Operating Income:
Transportation Connectivity	$159	$6	$—	$165
Communications and Industrial Solutions	205	(1)	—	204
Network Solutions	96	(2)	—	94
Pre-separation litigation income	7	—	(7)	—
Total	$467	$3	$(7)	$463

(1) Consists of $7 million of income related to pre-separation securities litigation.

(2) See description of non-GAAP measures contained in this Form 8-K.

TYCO ELECTRONICS LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended March 26, 2010

(UNAUDITED)

		Adjustments
		Restructuring
		and Other	Adjusted
	U.S. GAAP	Charges, Net	(Non-GAAP) (1)
	(in millions)
Operating Income:
Transportation Connectivity	$149	$—	$149
Communications and Industrial Solutions	162	12	174
Network Solutions	87	—	87
Total	$398	$12	$410

(1) See description of non-GAAP measures contained in this Form 8-K.

TYCO ELECTRONICS LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended December 25, 2009

(UNAUDITED)

		Adjustments
		Restructuring
		and Other	Adjusted
	U.S. GAAP	Charges, Net (1)	(Non-GAAP) (2)
		(in millions)
Operating Income:
Transportation Connectivity	$99	$37	$136
Communications and Industrial Solutions	115	7	122
Network Solutions	55	19	74
Total	$269	$63	$332

(1) Includes $66 million recorded in net restructuring and other charges and a $3 million credit recorded in cost of sales.

(2) See description of non-GAAP measures contained in this Form 8-K.

TYCO ELECTRONICS LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended September 25, 2009

(UNAUDITED)

		Adjustments
		Restructuring
		and Other	Adjusted
	U.S. GAAP	Charges, Net (1)	(Non-GAAP) (2)
	(in millions)
Operating Income:
Transportation Connectivity	$37	$17	$54
Communications and Industrial Solutions	48	11	59
Network Solutions	91	17	108
Total	$176	$45	$221

(1) Includes $46 million recorded in net restructuring and other charges and a $1 million credit recorded in cost of sales.

(2) See description of non-GAAP measures contained in this Form 8-K.

TYCO ELECTRONICS LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended June 26, 2009

(UNAUDITED)

		Adjustments
		Restructuring
		and Other	Adjusted
	U.S. GAAP	Charges, Net	(Non-GAAP) (1)
	(in millions)
Operating Income:
Transportation Connectivity	$(50)	$50	$—
Communications and Industrial Solutions	10	(3)	7
Network Solutions	104	16	120
Total	$64	$63	$127

(1) See description of non-GAAP measures contained in this Form 8-K.

TYCO ELECTRONICS LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended March 27, 2009

(UNAUDITED)

		Adjustments
		Restructuring
		and Other	Impairment of	Other Items,	Adjusted
	U.S. GAAP	Charges, Net (1)	Goodwill	Net (2)	(Non-GAAP) (3)
	(in millions)
Operating Income (Loss):
Transportation Connectivity	$(2,235)	$83	$2,088	$—	$(64)
Communications and Industrial Solutions	(1,502)	95	1,459	—	52
Network Solutions	75	9	—	—	84
Pre-separation litigation charges	(135)	—	—	135	—
Total	$(3,797)	$187	$3,547	$135	$72

(1) Includes $189 million recorded in net restructuring and other charges and a $2 million credit recorded in cost of sales.

(2) Consists of $135 million of charges related to the settlement of pre-separation securities litigation.

(3) See description of non-GAAP measures contained in this Form 8-K.

TYCO ELECTRONICS LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended December 26, 2008

(UNAUDITED)

		Adjustments
		Restructuring
		and Other	Other Items,	Adjusted
	U.S. GAAP	Charges, Net (1)	Net (2)	(Non-GAAP) (3)
	(in millions)
Operating Income:
Transportation Connectivity	$(6)	$21	$—	$15
Communications and Industrial Solutions	16	35	8	59
Network Solutions	82	22	—	104
Pre-separation litigation charges	(9)	—	9	—
Total	$83	$78	$17	$178

(1) Includes $77 million recorded in net restructuring and other charges and $1 million recorded in cost of sales.

(2) Consists of $9 million of charges related to the settlement of pre-separation securities litigation and $8 million of costs related to a product liability matter from several years ago recorded in selling, general, and administrative expenses.

(3) See description of non-GAAP measures contained in this Form 8-K.

TYCO ELECTRONICS LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Year Ended September 24, 2010

(UNAUDITED)

		Adjustments
		Restructuring
		and Other	Other Items,	Adjusted
	U.S. GAAP	Charges, Net (1)	Net (2)	(Non-GAAP) (3)
	(in millions)
Operating Income:
Transportation Connectivity	$515	$94	$—	$609
Communications and Industrial Solutions	682	20	—	702
Network Solutions	312	20	8	340
Pre-separation litigation income	7	—	(7)	—
Total	$1,516	$134	$1	$1,651

(1) Includes $137 million recorded in net restructuring and other charges and a $3 million credit recorded in cost of sales.

(2) Consists of $8 million of acquisition and integration costs and $7 million of income related to pre-separation securities litigation.

(3) See description of non-GAAP measures contained in this Form 8-K.

TYCO ELECTRONICS LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Year Ended September 25, 2009

(UNAUDITED)

		Adjustments
		Restructuring
		and Other	Impairment of	Other Items,	Adjusted
	U.S. GAAP	Charges, Net (1)	Goodwill	Net (2)	(Non-GAAP) (3)
	(in millions)
Operating Income (Loss):
Transportation Connectivity	$(2,254)	$171	$2,088	$—	$5
Communications and Industrial Solutions	(1,428)	138	1,459	8	177
Network Solutions	352	64	—	—	416
Pre-separation litigation charges	(144)	—	—	144	—
Total	$(3,474)	$373	$3,547	$152	$598

(1) Includes $375 million recorded in net restructuring and other charges and a $2 million credit recorded in cost of sales.

(2) Consists of $144 million of charges related to the settlement of pre-separation securities litigation and $8 million of costs related to a product liability matter from several years ago recorded in selling, general, and administrative expenses.

(3) See description of non-GAAP measures contained in this Form 8-K.

TYCO ELECTRONICS LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Year Ended September 26, 2008

(UNAUDITED)

		Adjustments
		Restructuring
		and Other	Impairment of	Other Items,	Adjusted
	U.S. GAAP	Charges, Net (1)	Goodwill	Net (2)	(Non-GAAP) (3)
	(in millions)
Operating Income:
Transportation Connectivity	$503	$145	$103	$(36)	$715
Communications and Industrial Solutions	771	56	—	8	835
Network Solutions	411	27	—	—	438
Pre-separation litigation charges, net	(22)	—	—	22	—
Total	$1,663	$228	$103	$(6)	$1,988

(1) Includes $219 million recorded in net restructuring and other charges and $9 million recorded in cost of sales.

(2) Consists of a $36 million gain on the sale of real estate and $8 million of costs related to a customs settlement, both of which are recorded in selling, general and administrative expenses, and $22 million of net charges related to the settlement of pre-separation securities litigation.

(3) See description of non-GAAP measures contained in this Form 8-K.